EXHIBIT 99.1

                              FORM OF CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, James A. Cole,  Chief  Financial  Officer,  of  DataHand  Systems,  Inc.
("DataHand Systems"), certify, to the best of my knowledge, that: (a) the attached Quarterly Report on Form 10-Q of DataHand Systems for the quarterly period ended March 31, 2003 (the "March 20003 Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (b) the information contained in the March 2003 Form 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of DataHand Systems.

Date: May 9, 2003

                                        /s/ James A. Cole
                                        ---------------------------------
                                        James A. Cole
                                        Chief Financial Officer